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                                                                   EXHIBIT 10.20


                              SUBORDINATED GUARANTY


         This GUARANTY is made as of July 27, 2000 (the "Effective Date") by each of the undersigned guarantors (the "Guarantors"):

                                    RECITALS

         A. Pursuant to that certain Note dated as of July 27, 2000 (as amended or otherwise modified from time to time, the "Note") by Meadowbrook Insurance Group, Inc., a Michigan corporation (the "Company"), in favor of Atlantic Mutual Insurance Company, a New York corporation ("AMIC"), AMIC has agreed to loan $3,500,000 (the "Loan") to the Company on the terms set forth in the ("Note").

         B. As a condition to making the Loan, AMIC has required that the Guarantors provide to AMIC this Guaranty.

         C. Each of the Guarantors desires to see the success of the Company and, furthermore, shall receive direct and/or indirect benefits from the Loan made to the Company.

         NOW, THEREFORE, as a continuing inducement to AMIC to make the loan, each of the Guarantors has executed and delivered this guaranty ("Guaranty").

1. Guaranty. Each of the Guarantors hereby guarantees to AMIC the punctual payment to AMIC when due, whether by acceleration or otherwise, of all amounts, including, without limitation, principal, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by such Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding), and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Note whether on account of principal, interest, reimbursement obligations, fees, indemnities, and reasonable costs and expenses (including without limitation, all reasonable fees and disbursements of counsel to AMIC) or otherwise, and hereby agrees that if Company shall fail to pay any of such amounts when and as the same shall be due and payable, or shall fail to perform and discharge any covenant, representation or warranty in accordance with the terms of the Note (subject, in each case, to any applicable periods of grace or cure), each such Guarantor will forthwith pay to AMIC, an amount equal to any such amount or cause Company to perform and discharge any such covenant, representation or warranty, as the case may be, and will pay any and all damages that may be incurred or suffered in consequence thereof by AMIC and all reasonable expenses, including reasonable attorneys' fees, that may be incurred by AMIC in enforcing such covenant, representation or warranty of Company, and in enforcing the covenants and agreements of this Guaranty (collectively referred to as the "Indebtedness").




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         2. Unconditional Character of Guaranty. The obligations of each of the
Guarantors under this Guaranty, to the full extent of its guaranty of Indebtedness hereunder, shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Note, or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof, the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the obligations of Company under the Note, or any setoff, counterclaim, recoupment, limitation, defense or termination, whether with or without notice to such Guarantor. Each of the Guarantors hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Note, any right to require a proceeding first against Company, or against any other guarantor or other party providing collateral, or to exhaust any security for the performance of the obligations of Company, any protest, presentment, notice or demand whatsoever, and such Guarantor hereby covenants that this Guaranty shall not be terminated, discharged or released except, upon final payment in full (subject to no revocation or rescission) of the amounts due and to become due from Company, as and to the extent described above, and only to the extent of any such payment, performance and discharge. Each of the Guarantors further covenants that no security now or subsequently held by AMIC for the payment of the Indebtedness evidenced by the Note, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of AMIC in respect of such security, shall affect in any manner whatsoever the unconditional obligation of this Guaranty, and that the AMIC, in its sole discretion and without notice to Company, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligation of this Guaranty.

         Without limiting the generality of the foregoing, such obligations, and the rights of the AMIC to enforce the same, by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting Company, or others, or (ii) any change in the ownership of the capital stock of Company, or any other party providing collateral for any indebtedness covered by this Guaranty, or any of their respective Affiliates.

         Each of the Guarantors hereby waives to the fullest extent possible under applicable law:

                  (a) any defense based upon the doctrine of marshaling of assets or upon an election of remedies by AMIC, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure;

                  (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

                  (c) any duty on the part of AMIC to disclose to such Guarantor any facts AMIC may now or hereafter know about the Company, regardless of whether AMIC has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume





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or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to such Guarantor, since such Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of Company and of all circumstances bearing on the risk of non-payment of any Indebtedness hereby guaranteed;

                  (d) any claim for reimbursement, contribution, exoneration, indemnity or subrogation, or any other similar claim, which such Guarantor may have or obtain against the Company, by reason of the existence of this Guaranty, or by reason of the payment by such Guarantor of any Indebtedness or the performance of this Guaranty or of the Note, until the Indebtedness has been repaid and discharged in full, and any amounts paid to such Guarantor on account of any such claim at any time when the obligations of such Guarantor under this Guaranty shall not have been fully and finally paid shall be held by such Guarantor in trust for AMIC, segregated from other funds of such Guarantor, and forthwith upon receipt by such Guarantor shall be turned over to AMIC in the exact form received by such Guarantor (duly endorsed to AMIC by such Guarantor, if required), to be applied to such Guarantor's obligations under this Guaranty, whether matured or unmatured, in such order and manner as AMIC may determine; and

                  (e) any other event or action (excluding compliance by such Guarantor with the provisions hereof) that would result in the discharge by operation of law or otherwise of such Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

         AMIC may deal with Company, and any security held by it for the obligations of Company, in the same manner and as freely as if this Guaranty did not exist and AMIC, without notice to the Guarantors, among other things, to grant to the Company, such extension or extensions of time to perform any act or acts as may seem advisable to AMIC at any time and from time to time, and to permit the Company to incur additional indebtedness to AMIC, without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of the Guarantors hereunder.

         AMIC may proceed, either in its own name or in the name of any of the Guarantors, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of AMIC shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

         No waiver or release shall be deemed to have been made by AMIC of any of its rights hereunder unless the same shall be in writing and signed by AMIC, and any such waiver shall be a waiver or release only with respect to the specific matter involved and shall in no way impair the rights of the AMIC or the obligations of the Guarantors under this Guaranty in any other respect at any other time.





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         At the option of AMIC, any of the Guarantors may be joined in any action or proceeding commenced by the AMIC against Company, or any of the other parties providing collateral for any indebtedness covered by this Guaranty in connection with or based upon the Note and recovery may be had against any such Guarantor in such action or proceeding or in any independent action or proceeding against such Guarantor, without any requirement that the AMIC first assert, prosecute or exhaust any remedy or claim against Company, and/or any of the other parties providing collateral for any Indebtedness covered by this Guaranty, or any other Indebtedness.

         As a separate, additional and continuing obligation, each of the Guarantors unconditionally and irrevocably undertakes and agrees with AMIC that, should the amounts referred to in Section 2 of this Guaranty not be recoverable from such Guarantor in its capacity as a guarantor under this Guaranty for any reason whatsoever (including, without limitation, by reason of any provision of the Note being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by the AMIC or any of them at any time, such Guarantor as sole, original and independent obligor, upon demand by AMIC, will make payment to AMIC of all such amounts by way of a full indemnity.

         3. Representations and Warranties. Each of the Guarantors (a) ratifies, confirms and, by reference thereto (as fully as though such matters were expressly set forth herein), represents and warrants with respect to itself those matters set forth in the section of the Note entitled "Representations and Warranties," and (b) agrees not to engage in any action or inaction, the result of which would cause a violation of any term or condition of the Note.

         4.       Miscellaneous.

                  4.1 Governing Law. This Guaranty has been delivered in New York and shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and be enforceable in, the State of New York (without regard to its conflict of laws provisions), each of the Guarantors hereby consenting to the jurisdiction of state and all federal courts sitting in such state.

                  4.2 Severability. If any term or provision of this Guaranty, or the application thereof to any circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, as the case may be, shall not be affected thereby, and each term, provision and obligation of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

                  4.3 Notice. All notices and other communications to be made or given pursuant to this Guaranty shall be sufficient if made or given in writing and addressed to the chief executive officer of each party at the principal office of each respective party.

                  4.4 Right of Offset. Each of the Guarantors acknowledges the rights of the AMIC, upon the occurrence and during the continuance of an Event of Default, to offset against the





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Indebtedness of such Guarantor to AMIC under this Guaranty, any amount owing by
AMIC to such Guarantor, whether represented by any deposit of such Guarantor with the AMIC or otherwise.

                  4.5 Release. Upon the satisfaction of the obligations of the Guarantors hereunder, and when the Guarantors are not subject to any obligation under the Note, AMIC shall deliver to the Guarantors, upon written request therefore, a written release of this Guaranty; provided however that the effectiveness of this Guaranty shall continue or be reinstated, as the case may be, in the event that any payment received or credit given by AMIC, or any of them, is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal or national law of any jurisdiction, including without limitation laws pertaining to bankruptcy or insolvency, and this Guaranty shall thereafter be enforceable against the Guarantors as if such returned, disgorged, recontributed or rescinded payment or credit had not been received or given by AMIC, and whether or not the AMIC relied upon such payment or credit or changed its position as a consequence thereof.

                  4.6 Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except in a written instrument signed by an authorized representative of each of the parties to this Guaranty. All Subsidiaries of the Company created or otherwise acquired after the Effective Date shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to AMIC that certain Joinder Agreement in the form attached to this Guaranty as Exhibit A.

                  4.7 Consent to Jurisdiction. Each of the Guarantors and AMIC (by accepting the benefits hereof) hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or New York state court sitting in the County of New York in any action or proceeding arising out of or relating to this Guaranty and each of the Guarantors and AMIC hereby irrevocably agree that claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or New York state court. Each of the Guarantors irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such Guarantor at its address specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by the Guarantor in a written notice to the other parties. Nothing in this Section shall affect the right of the AMIC to serve process in any other manner permitted by law or limit the right of AMIC to bring any such action or proceeding against any of the Guarantors or any of its or their property in the courts of any other jurisdiction. Each of the Guarantors hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

                  4.8 Joint and Several Obligation, etc. The obligation of each of the Guarantors under this Guaranty shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced against each severally, any two or more jointly, or some severally and some jointly. Any one or more of the Guarantors may be released from its obligations hereunder








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with or without consideration for such release and the obligations of the other
Guarantors hereunder shall be in no way affected thereby. AMIC, may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter, AMIC may, without notice to any Guarantors, extend or renew any part or all of any indebtedness of any of the Guarantors, and may permit any of the Guarantors to incur additional indebtedness, without affecting in any manner the unconditional obligation of the remaining Guarantors. Such action shall not affect any right of contribution among the Guarantors.

                  4.9 WAIVER OF JURY TRIAL. AMIC AND EACH OF THE GUARANTORS AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER AMIC, NOR ANY OF THE GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY AMIC OR THE GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

                  4.10 Limitation under Applicable Insolvency Laws. Notwithstanding anything to the contrary contained herein, it is the intention of each of the Guarantors and AMIC that the amount of each Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that a Guarantor's obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of such Guarantor's obligations hereunder shall be limited to the largest amount which, after effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this Section 4.10, then the amount of such excess shall, from and after the time of payment by the Guarantors (or any of them), be reimbursed by AMIC upon demand by such Guarantor. The foregoing proviso is intended solely to preserve the rights of AMIC hereunder against the Guarantors to the maximum extent permitted by Applicable Insolvency Laws and neither Company nor any Guarantor nor any other Person shall have any right or








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claim under this Section 4.10 that would not otherwise be available under
Applicable Insolvency Laws. To effectuate the foregoing, the parties to this Agreement acknowledge and agree that the provisions of this Section 4.10 only apply to Guarantors which are domestic subsidiaries of the Company.

         4.11. SUBORDINATION. THE INDEBTEDNESS EVIDENCE BY THIS GUARANTY IS SUBORDINATED TO THE PRIOR PAYMENT IN CASH IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT BETWEEN MEADOWBROOK INSURANCE GROUP, INC., A MICHIGAN CORPORATION, AND COMERICA BANK, AS AGENT, DATED AS OF JULY 27,
2000) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT BY THE COMPANY AND AMIC IN FAVOR OF COMERICA BANK, AS AGENT.

         IN WITNESS WHEREOF, the undersigned each of the Guarantors has executed this Guaranty as of the date first above written.

                       MEADOWBROOK, INC.
                       a Michigan corporation


                       By:
                          ----------------------------------------------------
                             William J. Lohmeyer III
                       Its:  Senior Vice President and Chief Financial Officer


                       MEADOWBROOK OF FLORIDA, INC.,
                       a Florida corporation


                       By:
                          ----------------------------------------------------
                             Michael G. Costello
                       Its:  Senior Vice President, General Counsel and
                             Secretary


                       ASSOCIATION SELF INSURANCE SERVICES,
                       INC., an Alabama corporation


                        By:
                           ----------------------------------------------------
                              Michael G. Costello
                        Its:  Senior Vice President, General Counsel and
                              Secretary


                        CREST FINANCIAL CORPORATION,
                        a Nevada corporation


                        By:
                           ----------------------------------------------------
                              Michael G. Costello
                        Its:  Senior Vice President, General Counsel and
                              Secretary






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                                                                       EXHIBIT A
                                   to Guaranty
                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT is dated as of               ,        by
                     , a                        corporation ("New Guarantor").

         WHEREAS, pursuant to the Note dated as of July    , 2000 (as amended or
otherwise modified from time to time, the "Note") by Meadowbrook Insurance Group, Inc. ("Company"), in favor of Atlantic Mutual Insurance Company, a New York corporation ("AMIC"), and pursuant to Section 4.6 of that certain Guaranty
dated as of July    , 2000 (as amended or otherwise modified from time to time the "Guaranty") executed and delivered by the Guarantors named therein ("Guarantors") in favor of AMIC, the New Guarantor must execute and deliver a Joinder Agreement in accordance with the Note and the Guaranty.

         NOW THEREFORE, as a further inducement to AMIC to continue to provide credit accommodations to Company, New Guarantor hereby covenants and agrees as follows:

         1. All capitalized terms used herein shall have the meanings assigned to them in the Note unless expressly defined to the contrary.

         2. New Guarantor hereby enters into this Joinder Agreement in order to comply with Section 4.6 of the Guaranty and does so in consideration of the Loan made or to be made from time to time under the Note, from which New Guarantor shall derive direct and indirect benefit as with the other Guarantors (all as set forth and on the same basis as in the Guaranty).

         3. New Guarantor shall be considered, and deemed to be, for all purposes of the Note and the Guaranty, a Guarantor under the Guaranty as fully as though New Guarantor had executed and delivered the Guaranty at the time originally executed and delivered under the Note and hereby ratifies and confirms its obligations under the Guaranty, all in accordance with the terms thereof.

         4. No Default or Event of Default (each such term being defined in the Note) has occurred and is continuing under the Note.

         5. This Joinder Agreement shall be governed by the laws of the State of New York and shall be binding upon New Guarantor and its successors and assigns.






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         IN WITNESS WHEREOF, the undersigned New Guarantor has executed and
delivered this Joinder Agreement as of                   ,          .


                                           [NEW GUARANTOR]



                                           By:
                                              ---------------------------------

                                           Its:
                                               --------------------------------






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